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                                                                                                         Exhibit 3.1.2

                  DEAN HELLER
[SEAL OF          SECRETARY OF STATE
SECRETARY         204 NORTH CARSON STREET, SUITE 1
OF STATE          CARSON CITY, NEVADA 89701-4299
NEVADA]           (775) 684-5708
                  WEBSITE: SECRETARYOFSTATE.BIZ

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                  CERTIFICATE OF CORRECTION
               (PURSUANT TO NRS 78,78A, 80, 81,
               82, 84, 86, 87, 58, 88A AND 92A)

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IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING FORM.                        ABOVE SPACE IS FOR OFFICE US ONLY

                                               CERTIFICATE OF CORRECTION
                                               -------------------------
                          (PURSUANT TO NRS 78, 78A, 80, 81, 82, 84, 86, 87, 58, 88A AND 92A)

1. The name of the ENTITY for which correction is being made:
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AMERICAN ORIENTIAL BIOENGINEERING, INC.
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2. Description of the original document for which correction is being made:
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AMENDMENT AND RESTATMENT OF ARTICLES OF INCORPORATION OF AMERICAN ORIENTAL BIOENGINEERING, INC.
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3. Filing date of the original document for which correction is being made:                        OCTOBER 2, 2002
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4. Description of the inaccuracy or defect.
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Article IV - CAPITAL STOCK

Typographical error in par value of 60,000,000 shares of Common Stock

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5. Correction of the inaccuracy or defect.
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Article IV - CAPITAL STOCK: The Amended and Restated Articles of Incorporation
is amended in Article IV, paragraph three (3), and restated as follows:

60,000,000 shares shall be Common Stock, $.001 par value per share ("Common Stock"); and

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6. Signature:

/s/ Shujun Liu                                                President CEO                     October 19, 2004
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AUTHORIZED SIGNATURE                                          TITLE *                           DATE

*If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited-Liability Company, by a manager or managing members; a Limited Partnership or
Limited-Liability Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a
Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.  SEE ATTACHED FEE SCHEDULE.           Nevada Secretary of State AM
                                                                                                      Correction 2003
                                                                                                 Revised on: 10/24/03

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